UNITED STATES SECURITIES
AND
EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act to 1934

Date of Report: December 13, 2004

FIRST OAK BROOK BANCSHARES, INC.

DELAWARE (State or other jurisdiction of incorporation or organization)	0-14468 (Commission File Number)	36-3220778 (I.R.S. Employer Identification No.)

1400 Sixteenth Street, Oak Brook, IL 60523
Telephone Number (630) 571-1050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1 of 3

Item 8.01 – Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Sales Plan

Item 8.01 – Other Events

On December 6, 2004, Eugene P. Heytow, Chairman and Chief Executive Officer of First Oak Brook Bancshares, Inc. (the “Company”) entered into a Sales Plan (the “Plan”) with Keefe, Bruyette & Woods, Inc. to sell up to an aggregate of 135,000 shares of common stock of the Company. The Plan is intended to comply with Rule 144 under the Securities Act of 1933 and Rule 10b5-1 under the Securities Exchange Act of 1934.

A copy of the Plan is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit	Description
99.1	Eugene P. Heytow Sales Plan dated December 6, 2004

2 of 3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST OAK BROOK BANCSHARES, INC.
(Registrant)

Date: December 13, 2004	/S/ROSEMARIE BOUMAN
Rosemarie Bouman
Vice President and
Chief Financial Officer

3 of 3